UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2024

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)
001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center
Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On May 17, 2024, Comcast Corporation (“Comcast”) entered into a credit agreement (the “credit agreement”) among Comcast, the financial institutions party thereto (the “lenders”), JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Barclays Bank PLC, Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, National Association, as co-documentation agents. JPMorgan Chase Bank, N.A., BofA Securities, Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Securities, LLC acted as joint lead arrangers and joint bookrunners. The credit agreement replaced Comcast’s prior five-year $11,000,000,000 credit agreement entered into as of March 30, 2021 (the “prior credit agreement”) among Comcast, the financial institutions party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, National Association, as co-documentation agents.

The credit agreement provides for a $11,800,000,000 unsecured revolving credit facility (the “facility”) to Comcast for general corporate purposes that is scheduled to expire on May 17, 2029 and is guaranteed by Comcast Cable Communications, LLC and NBCUniversal Media, LLC (the “guarantors”). Comcast may, upon the agreement of one or more new or existing lenders, increase the commitments under the facility up to a total of $14,800,000,000, and/or extend the expiration date of the facility to a date not later than May 17, 2031. At this time, Comcast has not borrowed any funds under the credit agreement, although certain existing letters of credit have been continued under the credit agreement and reduce the availability thereunder in a corresponding amount. Interest is based on either (i) the base rate formula, (ii) the Floating Rate formula or (iii) the fixed rate specified by the lender, each as described in the credit agreement with respect to the applicable type of borrowing. The credit agreement includes a hardwired approach for the replacement of applicable Floating Rates.

The credit agreement contains customary representations and warranties as well as customary affirmative and negative covenants and events of default. Negative covenants include, among others, limitations on incurrence of certain liens by Comcast and certain of its subsidiaries and limitations on incurrence of certain indebtedness by certain of Comcast’s subsidiaries that are not guarantors, and a requirement that the leverage ratio (as defined in the credit agreement) as of the end of any fiscal quarter is not greater than 5.75 to 1.00. If any of the events of default occur and are not cured within any applicable grace periods or waived, any unpaid amounts under the credit agreement may be declared immediately due and payable and the commitments may be terminated.

Comcast and its affiliates maintain various commercial and service relationships with certain of the lenders and their affiliates in the ordinary course of business. In the ordinary course of their respective businesses, certain of the lenders and the other parties to the credit agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with Comcast and its affiliates for which they have received in the past, and/or may receive in the future, customary compensation and expense reimbursement.

The description above is a summary and is qualified in its entirety by the credit agreement which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

In connection with its entry into the credit agreement, on May 17, 2024, Comcast terminated the prior credit agreement. No borrowings were outstanding at the termination of the prior credit agreement.

Comcast and its affiliates maintain various commercial and service relationships with certain of the lenders under the prior credit agreement and their affiliates in the ordinary course of business. In the ordinary course of their respective businesses, certain of the lenders and the other parties to the prior credit agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with Comcast and its affiliates for which they have in the past received, and/or may receive in the future, customary compensation and expense reimbursement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Please see Item 1.01 above, which information is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Credit Agreement dated as of May 17, 2024, among Comcast Corporation, the financial institutions party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Barclays Bank PLC, Mizuho Bank, Ltd., Morgan Stanley MUFG Partners, LLC and Wells Fargo Bank, National Association, as co-documentation agents

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: May 17, 2024	By:	/s/ Elizabeth Wideman
		Name:	Elizabeth Wideman
		Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary